UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): 3/26/2009

STAR SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15324	52-1402131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 SOUTH MARKET STREET

PETERSBURG, VIRGINIA 23803

(Address of principal executive offices, including zip code)

(804) 861-0681

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Star Scientific, Inc. (the “Company”) participated in a pre-trial status conference on March 20, 2009 in its patent infringement lawsuit against R.J. Reynolds Tobacco Company, Inc. (“RJR”), and received a transcript from the conference on March 26, 2009. The Honorable Marvin J. Garbis, who is adjudicating the lawsuit in U.S. District Court for Maryland, heard oral argument during the conference on the Motion to Continue the Trial Date that had been filed by RJR. At the conclusion of argument Judge Garbis denied the Motion to Continue, which requested that the jury trial date be suspended during the reexamination by the U.S. Patent and Trademark Office of the two patents that are the subject of the infringement lawsuit. At the same time Judge Garbis also confirmed that the jury trial in the patent infringement lawsuit will commence as scheduled on May 18, 2009, in U.S. District Court, Baltimore, MD. In denying RJR’s motion, the District Court suggested it might set some yet-to-be-determined safeguards to ensure that RJR would not be unduly prejudiced in the event that a judgment is entered against RJR at the conclusion of the jury trial, while the reexamination process remains pending. A further pre-trial conference is scheduled for mid-April to consider all pending motions and other pre-trial matters.

Forward-Looking Statements

The discussion in this Current Report includes forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to the risks and uncertainties associated with the Company’s business described in its filings with the SEC. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this filing and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR SCIENTIFIC, INC.
Date: March 31, 2009	BY:	/s/ Paul L. Perito
Paul L. Perito Chairman of the Board, President and Chief Operating Officer

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